Because the electronic format for filing Form N-SAR does not provide adequate space for
responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANK LEU LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND
           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND
       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian:

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: DBS THAI DANU BANK PUBLIC CO LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND


   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC SHANGHAI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THAI FARMERS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND
       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANQUE

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE GARANTI

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian:

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: YAPI VE KREDI BANKASI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE
  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM
     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian:

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA
      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

   A) 1. Dividends from net investment income
$   0.0192
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
                              SCREEN NUMBER: 34


                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.


   A) 1. Dividends from net investment income
$   0.1935
      2. Dividends for a second class of open-end company shares ------------------Class B & C $0.1672 $0.1672

SCREEN NUMBER: 34




T
h
i
s

p
a
g
e

b
e
i
n
g
(Continued from Screen 35)                                filed for series  1.

   V) 1. Net asset value per share (to nearest cent)
5.22
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---------Classes B & C $5.10 & $5.10

                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  2.

   V) 1. Net asset value per share (to nearest cent) ------Class A   $     8.66
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------Classes B & C $8.54 & $8.53
                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  3.

   V) 1. Net asset value per share (to nearest cent) -------
5.46      2. Net asset value per
share of a second class of open-end
         company shares (to nearest cent) ----------
Classes B & C $5.32 & $5.32
                              SCREEN NUMBER: 36


                                                               This page being
(Continued from Screen 35)                                filed for series  4.

   V) 1. Net asset value per share (to nearest cent) --------Class A $     9.99
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------
Classes B & C $9.70 & $9.70
                              SCREEN NUMBER: 36


                                                    This page being
(Continued from Screen 35)                                filed for series  5.

   V) 1. Net asset value per share (to nearest cent) --------Class A $     5.99
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------
Classes B & C $5.85 & $5.85
                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  6.

   V) 1. Net asset value per share (to nearest cent) --------Class A $    10.63
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) --------
Classes B & C $10.63 & $10.63
                              SCREEN NUMBER: 36